Rule 497(e)
                                                               File Nos. 2-75503
                                                                   and 811-03364

                             Maxim Series Fund, Inc.

                          Supplement Dated July 1, 2004
                       To Prospectus Dated April 30, 2004


The third paragraph under the caption "Management of the Portfolio - Sub-Adviser
- Massachusetts Financial Services Company" is replaced in its entirety as follows:


The Maxim MFS(R) Small-Cap Growth Portfolio is managed by a team of portfolio managers comprised of Robert A. Henderson, Senior Vice President of MFS, and Thomas H. Wetherald and Camille H. Lee, each a Vice President of MFS. Mr. Henderson has been a portfolio manager of the MFS New Discovery Fund since 2002 and has been employed with MFS since 1996. Mr. Wetherald has been a portfolio manager of the MFS New Discovery Fund since July 1, 2004 and has been employed with MFS since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors. Ms. Lee has been a portfolio manager of the MFS New Discovery Fund since July 1, 2004 and has been employed with MFS since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.


                       THIS SUPPLEMENT SHOULD BE RETAINED
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.